Exhibit 10.1

FIRST AMENDED AND RESTATED SCHEDULES
TO THIRD AMENDED AND RESTATED OMNIBUS AGREEMENT

A Third Amended and Restated Omnibus Agreement was executed as of July 1, 2014, and amended as of December 31, 2014 and July 1, 2015 (collectively, the “Third Amended and Restated Omnibus Agreement”), among Tesoro Corporation, on behalf of itself and the other Tesoro Entities, Tesoro Refining & Marketing Company LLC, Tesoro Companies, Inc., Tesoro Alaska Company LLC, Tesoro Logistics LP and Tesoro Logistics GP, LLC. Capitalized terms not otherwise defined in this document shall have the terms set forth in the Third Amended and Restated Omnibus Agreement.
The Parties agree that the Schedules are hereby amended and restated in their entirety as of the date hereof to be as attached hereto. Pursuant to Section 9.12 of the Third Amended and Restated Omnibus Agreement, such amended and restated Schedules shall replace the prior Schedules as of the date hereof and shall be incorporated by reference into the Third Amended and Restated Omnibus Agreement for all purposes.
Executed effective as of November 12, 2015.

TESORO CORPORATION

By:     /s/ Gregory J. Goff
Gregory J. Goff
President and Chief Executive Officer

TESORO REFINING & MARKETING COMPANY LLC

By:     /s/ Gregory J. Goff
Gregory J. Goff
Chairman of the Board of Managers and President

TESORO COMPANIES, INC.

By:     /s/ Gregory J. Goff
Gregory J. Goff
Chairman of the Board of Directors and President

Signature Page 1 to First Amended and Restated
Schedules to Third Amended and Restated Omnibus Agreement

TESORO ALASKA COMPANY LLC

By:     /s/ Gregory J. Goff
Gregory J. Goff
Chairman of the Board of Managers and President

TESORO LOGISTICS LP

By:    Tesoro Logistics GP, LLC, its
general partner

By:	/s/ Phillip M. Anderson
Phillip M. Anderson
President

TESORO LOGISTICS GP, LLC

By:	/s/ Phillip M. Anderson
Phillip M. Anderson
President

Signature Page 2 to First Amended and Restated
Schedules to Third Amended and Restated Omnibus Agreement

Schedule I
Pending Environmental Litigation
For Initial Contribution Agreement listed on Schedule VII:

None.

For Amorco Contribution Agreement listed on Schedule VII:

None.

For Long Beach Contribution Agreement listed on Schedule VII:

The soil and groundwater on the southern central portion of the site near the 24 inch crude oil line have been impacted with hydrocarbons from a release from the line first observed in September 2011. The California Regional Water Quality Control Board issued an Investigative Order dated September 30, 2011 and to date all requirements of the order have been met. Additional investigative or remedial activities may be required.

For Anacortes Rail Facility Contribution Agreement listed on Schedule VII:

None.

For BP Carson Tranche 1 Contribution Agreement listed on Schedule VII:

The environmental indemnification provisions of the Carson Assets Indemnity Agreement dated as of December 6, 2013 (“Carson Assets Indemnity Agreement”), among the Partnership, the General Partner, Tesoro Logistics Operations LLC (the “Operating Company”) and TRMC, supersede in their entirety the environmental indemnification provisions of Article III of the Third Amended and Restated Omnibus Agreement, except as otherwise expressly provided in the Carson Assets Indemnity Agreement.

For BP Carson Tranche 2 Contribution Agreement listed on Schedule VII:

The environmental indemnification provisions of the Carson Assets Indemnity Agreement supersede in their entirety the environmental indemnification provisions of Article III of the Third Amended and Restated Omnibus Agreement, except as otherwise expressly provided in the Carson Assets Indemnity Agreement.

For West Coast Assets Contribution Agreement listed on Schedule VII:

None.

For 2015 Line 88 and Carson Tankage Contribution Agreement listed on Schedule VII:

None.

Page 1/1 of Schedule I to First Amended and Restated Schedules to
Third Amended and Restated Omnibus Agreement

Schedule II

Environmental Matters

For Initial Contribution Agreement set forth on Schedule VII:

1. Anchorage #1 Terminal soil and groundwater have been impacted by gasoline and diesel releases from previously buried pipelines. The site is considered characterized and is currently undergoing removal of product from the water table, groundwater treatment, and long-term monitoring.

2. Anchorage #2 Terminal soil and groundwater have been impacted by gasoline releases occurring prior to Tesoro’s purchase of the facility. The site is considered characterized and is currently undergoing groundwater monitoring and treatment. Off-site groundwater investigations are scheduled for 2012.

3. Stockton Terminal soil and groundwater have been impacted by gasoline and diesel releases from pipelines and/or product storage tanks. The site is considered substantially characterized and is undergoing groundwater treatment and groundwater monitoring. Off-site groundwater impacts are commingled with neighboring petroleum storage terminals.

4. Burley Terminal groundwater was impacted by gasoline releases occurring prior to Tesoro’s purchase of the facility. Groundwater impacts were commingled with neighboring petroleum storage terminals. Hydrocarbon concentrations in groundwater samples do not exceed previously established target levels for groundwater and surface water protection. Regulatory closure is pending.

5. Wilmington Sales Terminal soil and groundwater have been impacted by gasoline releases occurring prior to Tesoro’s purchase of the facility. Groundwater investigation and monitoring is on-going. Tesoro is indemnified by the previous owner for Investigation and remediation obligations.

6. Salt Lake City Terminal soil and groundwater have been impacted by gasoline and diesel releases from pipelines and/or product storage tanks occurring prior to Tesoro’s purchase of the facility. The site is considered characterized and is currently undergoing removal of product from the water table and long-term monitoring. There are no known soil or groundwater impacts at the Northwest Crude Oil tank farm.

7. The Stockton Terminal emits volatile organic compounds (VOCs) below “major source” emission criteria. In 2010, the San Joaquin Air Quality Management District announced it is reducing its major source threshold. When the Stockton Terminal expands its operations or increases throughput, the potential to emit VOC will increase and the Stockton terminal will become subject to regulation as a major source. This will require a Title V Air Operating Permit. In addition, the Stockton facility will be required to install an automated continuous emission monitor at a cost of approximately $75,000.

Page 1/4 of Schedule II to First Amended and Restated Schedules to
Third Amended and Restated Omnibus Agreement

For Amorco Contribution Agreement set forth on Schedule VII:

1.     The soil and groundwater on the site of the Tankage, as defined in the Amorco Contribution Agreement, have been impacted by methyl tertiary butyl ether releases from previously buried pipelines. The site is considered characterized and is currently undergoing removal of methyl tertiary butyl ether from the water table, groundwater treatment, and long-term monitoring.

2.     Any environmental violation or contamination due to SHPL, as defined in the Amorco Contribution Agreement, being underground prior to the Closing Date.

For Long Beach Contribution Agreement listed on Schedule VII:

1.     Any environmental violation or contamination, as defined in the Long Beach Contribution Agreement, prior to the Closing Date.

2.     Any anomalies in the Pipeline System that require repair as discovered by the first internal line inspection of any portion of the Pipeline System for which TRMC is notified in writing prior to the First Deadline Date.

For Anacortes Rail Facility Contribution Agreement listed on Schedule VII:

None.

For BP Carson Tranche 1 Contribution Agreement listed on Schedule VII:

The environmental indemnification provisions of the Carson Assets Indemnity Agreement supersede in their entirety the environmental indemnification provisions of Article III of the Third Amended and Restated Omnibus Agreement, except as otherwise expressly provided in the Carson Assets Indemnity Agreement.

For BP Carson Tranche 2 Contribution Agreement listed on Schedule VII:

The environmental indemnification provisions of the Carson Assets Indemnity Agreement supersede in their entirety the environmental indemnification provisions of Article III of the Third Amended and Restated Omnibus Agreement, except as otherwise expressly provided in the Carson Assets Indemnity Agreement.

For West Coast Assets Contribution Agreement listed on Schedule VII:

1.    Nikiski Terminal. Subsurface soil and groundwater has not been assessed at this facility. There have been no historic releases that have prompted a soil and groundwater investigations. The area within the tank containment berms was lined with low-permeability soils in the early 1990s. The loading rack, fuel filters and piping manifolds are above concrete secondary containment.

Page 2/4 of Schedule II to First Amended and Restated Schedules to
Third Amended and Restated Omnibus Agreement

2.     Anacortes Light Ends Rail Facility and planned diesel truck rack areas. Subsurface soil and groundwater has not been assessed at this area of the Anacortes refinery. There havebeen no historic releases that have prompted a soil and groundwater investigation.

3.    Anacortes Storage Facility. Historic tank overtopping events and tank bottom corrosion releases have impacted soil and groundwater in the shore tank area of the Anacortes refinery. Groundwater near the shore tanks is monitored for natural attenuation. Groundwater between the tanks and the nearby shoreline has not been characterized, however the hydrocarbon concentrations in this area is not expected to be a threat to human health or the environment.

4.    Martinez Refinery LPG Loading Area. Past waste disposal and hydrocarbon releases have impacted areas surrounding the Martinez Refinery LPG loading rack, pad and tanks. Areas north and northeast of the rack were used for past waste disposal. There are documented intra-refinery pipeline releases in the north and western boundaries of the LPG rack concrete pad. The refinery plans to excavate and cap the nearby waste disposal area in 2017. The pipeline releases are being remediated as part of the overall Martinez refinery cleanup. Soil and groundwater directly beneath the loading rack, propane tanks and truck pad have not been sampled.

5.    Tesoro Alaska Pipeline.

•
The pump station for the Tesoro Alaska Pipeline is adjacent to the Kenai Refinery Lower Tank Farm. Multiple historic tank and buried pipeline releases have impacted soil and groundwater in the area; however there are no documented releases from the pipeline pump station. The soil and groundwater surrounding the pump station is considered characterized and undergoing groundwater monitoring and treatment.

•
A pipeline release in 2001 resulted in soil, groundwater and surface water impacts in an undeveloped area of the Kenai Peninsula. The quantity of the release is not known. Soil surrounding the release was excavated and stockpiled at the Kenai Refinery while groundwater and surface water were remediated on-site. The Alaska Department of Environmental Conservation issued a No Further Action letter for this cleanup effort in 2008. There are no other known release sites on the pipeline between the Kenai Refinery and Anchorage.

•
Historic spills and releases have impacted the Anchorage #1 terminal, including past releases from the Tesoro Alaska Pipeline receiving station. Groundwater remediation monitoring is ongoing across the Anchorage #1 terminal. In addition, a soil vapor venting system is being installed to address a flame suppressant compound detected in soils near the receiving station control room.

Page 3/4 of Schedule II to First Amended and Restated Schedules to
Third Amended and Restated Omnibus Agreement

For 2015 Line 88 and Carson Tankage Contribution Agreement listed on Schedule VII:

None

Page 4/4 of Schedule II to First Amended and Restated Schedules to
Third Amended and Restated Omnibus Agreement

Schedule III

Pending Litigation

For Initial Contribution Agreement listed on Schedule VII:

None.

For Amorco Contribution Agreement listed on Schedule VII:

None.

For Long Beach Contribution Agreement listed on Schedule VII:

None.

For Anacortes Rail Facility Contribution Agreement listed on Schedule VII:

None.

For BP Carson Tranche 1 Contribution Agreement listed on Schedule VII:

None.

For BP Carson Tranche 2 Contribution Agreement listed on Schedule VII:

None.

For West Coast Assets Contribution Agreement listed on Schedule VII:

None.

For 2015 Line 88 and Carson Tankage Contribution Agreement listed on Schedule VII:

None.

Page 1/1 of Schedule III to First Amended and Restated Schedules to
Third Amended and Restated Omnibus Agreement

Schedule IV

Section 4.1(a): General and Administrative Services

(1)	Executive management services of Tesoro employees who devote less than 50% of their business time to the business and affairs of the Partnership, including stock based compensation expense

(2)	Financial and administrative services (including, but not limited to, treasury and accounting)

(3)	Information technology services

(4)	Legal services

(5)	Health, safety and environmental services

(6)	Human resources services

Section 4.1(c)(vii): Other Reimbursable Expenses

For Initial Contribution Agreement listed on Schedule VII:

None.

For Amorco Contribution Agreement listed on Schedule VII:

None.

For Long Beach Contribution Agreement listed on Schedule VII:

None.

For Anacortes Rail Facility Contribution Agreement listed on Schedule VII:

None.

For BP Carson Tranche 1 Contribution Agreement listed on Schedule VII:

None.

For BP Carson Tranche 2 Contribution Agreement listed on Schedule VII:

None.

Page 1/2 of Schedule IV to First Amended and Restated Schedules to
Third Amended and Restated Omnibus Agreement

For West Coast Assets Contribution Agreement listed on Schedule VII:

None.

For 2015 Line 88 and Carson Tankage Contribution Agreement listed on Schedule VII:

None.

Page 2/2 of Schedule IV to First Amended and Restated Schedules to
Third Amended and Restated Omnibus Agreement

Schedule V
ROFO Assets

Asset	Owner
Golden Eagle Avon Wharf Facility (Martinez, California).  A wharf facility located on the Sacramento River near the Golden Eagle Refinery consisting of a single-berth dock and related pipelines. The facility does not have crude oil or refined products storage capacity and receives refined products from the Golden Eagle Refinery through interconnecting pipelines for delivery into marine vessels. The facility can also receive refined products and intermediate feedstocks from marine vessels for delivery to the Golden Eagle Refinery.
TRMC

Nikiski Dock and Storage Facility (Nikiski, Alaska).  A single-berth dock and storage facility located at the Kenai Refinery that includes five crude oil storage tanks with a combined capacity of approximately 930,000 barrels, ballast water treatment capability and associated pipelines, pumps and metering stations. The dock and storage facility receives crude oil from marine tankers and from local production fields via pipeline and truck, and also delivers refined products from the refinery to marine vessels.
Tesoro Alaska

Anacortes Marine Terminal (Anacortes, Washington).  A marine terminal located at the Anacortes Refinery consisting of a crude oil and refined products wharf facility. The marine terminal receives crude oil and other feedstocks from marine vessels and third-party pipelines for delivery to the Anacortes Refinery. The facility also delivers refined products from the Anacortes Refinery to marine vessels.
TRMC

Page 1/1 of Schedule V to First Amended and Restated Schedules to
Third Amended and Restated Omnibus Agreement

Schedule VI
Existing Capital and Expense Projects
For Initial Contribution Agreement listed on Schedule VII:

Expense Projects

None.

Capital Projects

1.     That certain project related to AFE # 102120001, which provides for side stream ethanol blending into all gasoline at the Salt Lake City terminal by adding truck ethanol unloading capability, utilizing the existing premium day tank for ethanol and delivering premium direct from the Salt Lake City refinery tankage. New ethanol truck unloading facilities will be installed. New Pumps will also be installed for delivering higher volumes of premium gasoline from the Salt Lake City refinery to the Salt Lake City terminal. An ethanol injection skid will be installed along with piping changing to the existing Salt Lake City terminal to allow the ethanol to be injected in the gasoline stream. This project has been completed.

2.     That certain project AFE# 112120005 at the Mandan refinery, to update additive equipment to allow the offering of Shell additized gasoline. This project has been completed.
3.     That certain project related to AFE # 107120005, which provides for ratio ethanol blending into gasoline on the rack at the Burley, Idaho Terminal by adding truck ethanol unloading capability, adding tankage for ethanol storage and installing new ethanol meters associated with each gasoline loading arm. New ethanol truck unloading facilities will also be installed.
4.     That certain project AFE# 104100015-M at the Mandan refinery, to update the truck rack sprinkler system. This project has been completed.
5.     That certain project number AFE# 122120002 (TCM Idea# 2010113017) at the Mandan refinery, to upgrade the rack blending hydraulic system to reduce/eliminate inaccurate blends at the load rack.
6.     That certain project number TCM Idea # 2011433001 at the Mandan refinery, to move the JP8 to new bay and have three bays for loading product across the rack. This project has been cancelled.
7.     That certain project number TCM Idea # 2011432602 at the Stockton terminal, install a continuous vapor emission monitor on the vapor recovery unit for compliance with air quality regulations.

Page 1/11 of Schedule VI to First Amended and Restated Schedules to
Third Amended and Restated Omnibus Agreement

For Amorco Contribution Agreement listed on Schedule VII:
Expense Projects

All major expense projects that are within the scope of open Work Orders as of the applicable Closing Date.

Capital Projects

1.     That certain project related to AFE# 097100014 and AFE# 107100014 at the Amorco terminal, which provide repairs and upgrades to the wharf regarding MOTEMS standards.

2.     That certain project related to AFE# 112100001 at the Amorco terminal, which installs a jet mixer system for crude lab testing.

For Long Beach Contribution Agreement listed on Schedule VII:

Expense Projects

1.    Any cost that may be incurred to adjust diesel fuel tank vents near light fixtures after a review is conducted and if action is deemed necessary.

2.     Costs related to substantial repair or replacement project scheduled for 2012 and 2013 for the pipeline segments in the portion of the Southern California Edison right-of-way area immediately adjacent to the marine terminal to address corrosion, and include IO# 3021407 titled “SCA.Wilmington Edison Reroute” and IO# 3021749 titled “SCA.Edison Reroute 24 inch, 16 inch, 14 inch”.

Capital Projects

1.     That certain project related to AFE# 072104079LBT titled “UG Piping - LBT” related to underground pipeline repairs at the Terminal. In addition, any subsequent new projects to address the same specific under-ground piping issues per AFE# 072104079LBT (i.e. a second phase UG Piping project) that would occur on or before the end of year 2015.

2.     That certain project related to the TCM Idea# 2012433432 AFE# 125120020 titled “LBT Berth 84a Loading Arm Replacement” which repairs or replaces the loading arms at the Terminal and any related AFE project that will occur upon final project approval to substantially repair or replace the loading arms at the Terminal.

3.    That certain project related to the TCM Idea# 2012433433 AFE# 125120021 titled “LBT Berth 86 Loading Arm Replacement” which repairs or replaces the loading arms at the Terminal and any related AFE project that will occur upon final project approval to substantially repair or replace the loading arms at the Terminal.

Page 2/11 of Schedule VI to First Amended and Restated Schedules to
Third Amended and Restated Omnibus Agreement

4.     Any remaining costs of those certain projects related to the leak detection on the Terminal and Terminal Pipelines which are substantially complete and include AFE# 107110002, AFE# 117110001, AFE# 117110003, AFE# 117110002, and AFE# 125120002.
For Anacortes Rail Facility Contribution Agreement listed on Schedule VII:
Expense Projects
None.
Capital Projects
Any capital costs or expenses that may be incurred for the installation of a custody transfer meter related to the AFE# 125120017 titled “CROF Custody Transfer Meter and Station”.
For BP Carson Tranche 1 Contribution Agreement listed on Schedule VII:
Expense Projects
Expenses associated with the API 653 internal inspection, the Carson Crude Terminal Tank 401 (AFE# 13E1219120001BP/WBS 19125.E012.975) scheduled to start in November 2013, including without limitation, cleaning of such Tank (including any waste removal) and any repairs to such Tank required as a result of such inspection.
Capital Projects
None.
For BP Carson Tranche 2 Contribution Agreement listed on Schedule VII:
Expense Projects
1.    All 2013 and 2014 costs related to AFE# 136104215BP-M (PRISM ID 32503) for a partial replacement of Rhodia Sulfuric Acid Line 29 will be reimbursed by TRMC to cover the 2014 expenditure of $1.1 million for line neutralization, the pig run and tie-ins. Subject to confirmation with the refinery on exact outage dates, the bulk of this cost will be incurred in March and April.
2.    All 2013 costs or 2013 carry-over costs related to AFE# 13E1012000002BP-M12 & 13E1012000002BP-M5 [PRISM ID 32518 (under the 2013 AFE # 13E1012000002BP)] for the Manual Entry Corrosion Program at Terminal 2 will be reimbursed by TRMC. All 2014 costs will be covered by the Partnership’s 2013 budget.
3.    All remaining 2013 inspection and repair costs related to AFE# 13E1012000002BP-M2 (PRISM ID 32549) associated with the Marine Terminal 2 - TK 218 - API 653 Internal Inspection only (not including repairs at this point) will be reimbursed by TRMC. TRMC shall review and approve the tank repair scope and review inspection reports to prevent unnecessary upgrades or “urban renewal.”

Page 3/11 of Schedule VI to First Amended and Restated Schedules to
Third Amended and Restated Omnibus Agreement

4.    All remaining 2013 inspection and repair costs related to AFE# 13E1212000001-M (PRISM ID 31418) associated with the Marine Terminal 2 - TK 205 - API 653 Internal Inspection only (not including repairs at this point) will be reimbursed by TRMC. TRMC shall review and approve the tank repair scope and review inspection reports to prevent unnecessary upgrades or “urban renewal.”
5.    Remaining expenses related to AFE# 13E1179000001-M (PRISM ID 32040) to upgrade PLC systems in the LA Basin will be reimbursed by TRMC.
6.    All remaining 2013 inspection and repair costs related to AFE# 13E1212000002-M (PRISM ID 31419) associated with the Marine Terminal 2 - TK 217 - API 653 Internal Inspection only (not including repairs at this point) will be reimbursed by TRMC. TRMC shall review and approve the tank repair scope and review inspection reports to prevent unnecessary upgrades or “urban renewal.”
7.    All remaining expenses related to AFE# 136104222BP-M (PRISM ID 32556) associated with the Pipeline OQ Verification will be reimbursed by TRMC.
8.    All remaining 2013 inspection and repair costs related to AFE# 13E1012000006-M (PRISM ID 31409) associated with the Carson Products - TK VH1 - API 653 Inspection only (not including repairs at this point) will be reimbursed by TRMC. TRMC shall review and approve the tank repair scope and review inspection reports to prevent unnecessary upgrades or “urban renewal.

Capital Projects

1.     Maintenance capital expenditures related to that certain AFE# 136104194BP-M (PRISM ID 32480) at Terminal 2 to replace all fire water piping at Berths 76, 77 and 78 areas of Terminal 2 in Long Beach, CA with new piping. This project will also replace all associated valves, fixtures, monitors, and fire-fighting accessories.
2.    Maintenance capital expenditures related to that certain TCM Idea# 2013434229 (PRISM ID 25829) at Terminal 2 to replace the existing bladder type foam tank with two atmospheric tanks and foam skids located at either end of the facility along with new piping to support the installation.
3.    Maintenance capital expenditures related to that certain TCM Idea# 2013434243 (PRISM ID 20054) at Terminal 2 to replace the existing loading arms at T2's Berth 77 and 78. The current parts are so old that they are no longer readily available, so in order to properly maintain this equipment to minimize down-time for repairs, these arms should be replaced with the newest models.
4.    All capital expenditures related to that certain AFE# 136104077BP-M (PRISM ID 32481) for MOTEMS dock side piping upgrades at Terminal 2.

Page 4/11 of Schedule VI to First Amended and Restated Schedules to
Third Amended and Restated Omnibus Agreement

5.    Maintenance capital expenditures related to that certain AFE# 145120008 (PRISM ID 32560) at Terminal 2 to replace the main 12kV electrical switchgear that experienced electrical damage due to several factors: nearing its equipment service life, component degradation, exposure to the elements. The main copper busbar component of the switchgear was recently replaced and dipped in epoxy coating. However, during the repairs, cracks on the insulation of the main horizontal operating bus were discovered. The exterior enclosure is slowly showing signs of corrosion and the glastic insulation materials are degrading.
6.    Upon TRMC’s approval to complete the following projects, all capital costs incurred to connect the Los Angeles Wilmington and Carson refinery systems, as well as the crude and product pipeline systems: TCM Idea# 2013434786, AFE# 132110022-M (TCM Idea# 2013434419), TCM Idea# 2013434788, AFE# 132110023-M (TCM Idea# 2013434417), AFE# 132110025-M (TCM Idea# 2013434418), AFE# 132110030-M (TCM Idea# 2013434420), AFE# 132110031-M (TCM Idea# 2013434784), TCM Idea# 2013434785 and AFE# 132110026 (TCM Idea# 2013434137).
7.    Upon TRMC’s approval to complete the project, all capital costs related to the project at Terminal 2 targeted to reduce Tesoro’s demurrage cost due to barge delivered additive alternative, under AFE# 132110024-M (TCM Idea# 2013434220).
8.    All capital costs related to AFE# 131907046, the implementation of an equivalent solution using Tesoro ECC 6 MOC module, including necessary configuration changes and customization of interfaces to be completed and executed in line with other transformation projects identified as part of integrating other BP assets such as TMS5 to DTN Guardian3, Load Tracker, etc. in the Logistics area.
9.    All capital costs related to AFE# 131907047. As a part of the BP Carson Tranche 1 Contribution Agreement, Tesoro acquired Maximo, i-Maintain, Maximo Mobile and Primavera. These applications are used for scheduling and managing routine maintenance tasks and planning capital projects (Primavera). These business functions will be transitioned to SAP PM (using GWOS) and a TSO instance of Primavera. This initiative should be performed in line with Maximo to SAP PM transformation project and with other logistics and refining projects.
10.    All capital costs related to AFE# 131907045. This project, in conjunction with Tesoro's acquisition of the BP Carson City Refinery, is designed to transition and successfully integrate the Southwest's Logistics Mechanical Integrity Inspection System Information Technology assets into the Tesoro Information Technology application landscape.
For West Coast Assets Contribution Agreement listed on Schedule VII:
Expense Projects
1.    Nikiski Terminal. Tesoro Alaska shall reimburse the Partnership Group for any costs or expenses incurred by the Partnership Group to reinstate water supply to the Operating Company’s Nikiski Terminal in connection with the water suppression system.

Page 5/11 of Schedule VI to First Amended and Restated Schedules to
Third Amended and Restated Omnibus Agreement

2.    Anacortes Light Ends Rail Facility. TRMC shall reimburse the Partnership Group for any costs and expenses incurred by the Partnership Group:

◦	to determine the adequacy of fire water at the facility;

◦	with respect to any modifications needed to be made to fire water system to provide adequate fire water; and

◦	for relocation of the knockout drum, if relocation is required.

3.    Anacortes Storage Facility

•TRMC shall reimburse the Partnership Group for any costs and expenses incurred by the Partnership Group to restore Tank 135 to API 653 specifications. TRMC shall be deemed to be the generator of all hazardous waste and other waste removed from Tank 135 in connection with such cleaning and restoration and shall be responsible for all obligations arising as the generator of such hazardous waste and other waste.

•At the General Partner’s direction, a third party engineering firm shall review support for current API 653 inspection interval timing for the tanks at the Anacortes Storage Facility other than Tank 135. Recommendations regarding the inspection timing and scope are expected by year-end 2014. If the recommended first inspection falls within the period specified in Section 5.1(b) of this Agreement, TRMC shall reimburse the Partnership Group in accordance with the terms and conditions of Section 5.1(b). If the recommended first inspection does not fall within such period,
TRMC shall reimburse the Partnership Group for any costs and expenses incurred by the Partnership Group for tank floor repairs or replacement to meet API 653 standards through the first API inspection cycle. If TRMC fails to timely renew the Storage Services Agreement - Anacortes, dated as of July 1, 2014, by and among TRMC, the General Partner, the Partnership and the Operating Company (the “Storage Agreement”), in accordance with the terms thereof, TRMC shall reimburse the Partnership Group for any costs and expenses incurred by the Partnership Group for floor replacement to meet API 653 standards if the Partnership Group chooses to accelerate API 653 inspections prior to the expiration of the Storage Agreement.

•TRMC shall reimburse the Partnership Group for any costs and expenses incurred by the Partnership Group for decommissioning and repair of sewer lines for Tanks 165 and 166.

4.    Martinez Light Ends Rail Facility. TRMC shall reimburse the Partnership Group for any costs and expenses incurred by the Partnership Group:

◦	to determine the adequacy of fire water at the facility; and

◦	with respect to any modifications needed to be made to fire water system to provide adequate fire water.

Page 6/11 of Schedule VI to First Amended and Restated Schedules to
Third Amended and Restated Omnibus Agreement

5.    Martinez Clean Products Truck Rack. TRMC shall reimburse the Partnership Group for any costs and expenses incurred by the Partnership Group:

◦
if required to supplement data currently available in the baseline inspections records in order to properly document corrosion, to carry out new tank corrosion inspections on Tanks 777, 778 and 890, as well as any repairs resulting from such inspections to meet API 653 standards; and

◦	with respect to Tank 777, the tank berm size and tank proximity evaluation scheduled to completed by year-end 2014, as well as any required adjustments resulting therefrom.

6.    Martinez Light Ends Storage. If required to supplement data currently available in the baseline inspection records in order to properly document pipe integrity, TRMC shall reimburse the Partnership Group for any costs and expenses incurred by the Partnership Group for inspections and analyses conducted to confirm baseline pipe integrity by year-end 2014, as well as any repairs arising from defects identified through such inspections.

7.    Tesoro Alaska Pipeline

•Tesoro shall reimburse the Partnership Group for any costs or expenses incurred by the Partnership Group to carry out the repairs and tests identified in the Coffman Engineers report dated May 8, 2014, including the planned hydro-test in 2015 and any resulting repairs therefrom.

•Tesoro shall reimburse the Partnership Group for any costs or expenses incurred by the Partnership Group to carry out repairs identified pursuant to the inspection on the Tesoro Alaska Pipeline as a result of the inspection scheduled to begin June 30, 2014.

Capital Projects
1.    All capital costs related to AFE# 125100055 - Additive reservoir tank and pumping system for the Nikiski Terminal truck loading rack.
2.    All capital costs related to AFE# 127100012 - Design, procure, and install Biodiesel Blending Facility at existing Martinez Tract 3 Truck Loading Rack.
3.    All capital costs related to AFE# 132100017 - Martinez gasoline loading rack filtration.
4.    All capital costs related to AFE# 125110005 - Fabrication and installation of a skid-mounted clay treatment system at the Tesoro Alaska Pipeline Port of Anchorage delivery facility.
5.    All capital costs related to AFE# 125110007 - Provision of inline strainers upstream of the Kenai Pump station pipeline pumps and upstream of the Anchorage receiving station control valve.

Page 7/11 of Schedule VI to First Amended and Restated Schedules to
Third Amended and Restated Omnibus Agreement

6.    All capital costs related to AFE# 124100034 - Purchase and installation of (5) IP CCTV Cameras, and security video monitoring station for Tesoro Alaska Pipeline Anchorage control room (located at the Port of Anchorage Industrial Park), MLV 7 on Northernlights Blvd, and the ASIG Filter Building located at Ted Stevens International Airport.
7.    All capital costs related to AFE# 145110002 regarding the installation of semi-deep cathodic protection wells, a new rectifier and electrical service at the Tesoro Alaska Pipeline.
8.    All capital costs related to AFE# 124100030 regarding new CCTV monitoring system at the Nikiski Terminal.
9.    All capital costs related to AFE# 145120005 regarding a new cathodic protection anode bed and rectifier for the Nikiski Terminal.
10.    All capital costs related to AFE# TBD regarding Fall Protection for Top Loading Tank Cars and Trucks.
11.    All capital costs related to AFE# 132100017 regarding the installation of a new Tract 3 Gasoline Loading Rack Filtration System to replace the existing rental units.
12.    All capital costs related to AFE# PTS 12475 regarding LPG Tank Car Loading Rack Improvements.
13.    All capital costs related to AFE# TBD regarding the installation of a system to add ExxonMobil additives to gasoline at the Tr. 3 truck loading rack.
14.    All capital costs related to AFE# 145110009 regarding the implementation of Tesoro Alaska Pipeline mainline delivery strainer.

Page 8/11 of Schedule VI to First Amended and Restated Schedules to
Third Amended and Restated Omnibus Agreement

For 2015 Line 88 and Carson Tankage Contribution Agreement listed on Schedule VII:

Capital Projects
TRMC shall reimburse the Partnership Group for:
1.Upon mutual consent on project scope between TRMC and the Partnership, TRMC shall reimburse the Partnership Group for all capital costs incurred for the execution of the following piping systems projects: AFE# 147100015 (TCM Idea# 2013212535), AFE# 136104160BP (TCM Idea# 2013218160), TCM Idea# 2013212538, TCM idea# 2013212540 and TCM Idea# 2013212539. For any such projects listed above in this section 1 that are required to maintain safe operation of the Assets, the Partnership shall determine the final project scope in its sole discretion.

2.Upon mutual consent on project scope between TRMC and the Partnership, TRMC shall reimburse the Partnership Group for all capital costs incurred for the execution of the following instrumentation and control projects: AFE# 154100014 (TCM Idea# 2014217001),AFE# 154100016 (TCM Idea# 2015217060), TCM Idea #2014217008, AFE# 136104169BP (TCM Idea# 2013218169), AFE# 136104190BP (TCM Idea# 2013218190), TCM Idea# 2013212558, and TCM Idea # 2014217023. For any such projects listed above in this section 2 that are required to maintain safe operation of the Assets, the Partnership shall determine the final project scope in its sole discretion.

3.Upon mutual consent on project scope between TRMC and the Partnership, TRMC shall reimburse the Partnership Group for all capital costs incurred for the execution of the following tank improvements: TCM Idea# 2014217135 (tk 56), TCM Idea# 2013212585 (tk 1), TCM Idea# 2014217132 (tk 90), TCM Idea# 2014217133 (tk 11), TCM Idea# 2013212575 (tk 34), TCM Idea # 2013212587 (tk 35), TCM Idea# 2013212588 (tk 10), TCM Idea# 2013212589 (tk 58), TCM Idea# 2013212592 (tk 39), TCM Idea# 2013212593 (tk 968), TCM Idea# 2013212595 (tk 60), TCM Idea# 2013212596 (tk 69), TCM Idea # 2013212597 (tk 57), TCM Idea# 2013212599 (tk 51). For any such projects listed above in this section 3 that are required to maintain safe operation of the Assets, the Partnership shall determine the final project scope in its sole discretion.

4.All capital costs related to the repair or replacement of brick structure piping supports, with the scope of repairs to be developed in 2016 and the execution of such repairs to be completed in 2017.

5.All capital costs related to the upgrade or replacement of the cathodic protection system for the tanks as identified through a cathodic protection assessment to be completed prior to year end 2016. An action plan will be developed to address recommendations identified through the assessment. The program is expected to commence in 2016 and will be executed over a 4-year period.

Page 9/11 of Schedule VI to First Amended and Restated Schedules to
Third Amended and Restated Omnibus Agreement

6.All capital costs related to the multi-phase upgrade or replacement of tank level measurement and transmitter instruments, upon mutual consent of TRMC and the Partnership of the scope for the multi-year project.  Notwithstanding the foregoing, the Partnership in its sole discretion shall determine the final scope of any element of the tank level instrument upgrade project required to maintain safe operation of the Assets. TRMC’s reimbursement to the Partnership Group for capital costs incurred during the Term to complete the tank level instrument upgrade or replacement project shall not exceed $15,000,000 in the aggregate.

Expense Projects

1.With respect to the Remaining Pipeline 88 Interest (as defined in the 2015 Line 88 and Carson Tankage Contribution Agreement listed on Schedule VII), TRMC shall reimburse the Partnership for any costs and expenses associated with curing any anomalies identified by the August 2015 in-line inspection thereof.

2.With respect to the Tankage (as defined in the 2015 Line 88 and Carson Tankage Contribution Agreement listed on Schedule VII), as well as the land on which such Tankage is located, TRMC shall reimburse the Partnership for any costs and expenses associated with any liabilities, costs and expenses that might be imposed upon the Partnership as operator of the Tankage and which relate to the environmental condition of the land on which the Tankage is located and surrounding lands, including but not limited to any government-imposed fines or remediation costs and natural resource damages, but excluding (i) any liabilities, costs and expenses that arise from any releases or discharges of hydrocarbons or other substances from the Tankage after the date hereof or (ii) any liabilities, costs and expenses that arise from negligent acts or omissions or willful misconduct of the Partnership and its agents, contractors and representatives.

3.Until the later of (i) November 12, 2020 or (ii) the completion of any repairs identified by any applicable non-invasive or external inspections that occurred prior to such date, TRMC shall reimburse the Partnership Group for any costs and expenses incurred by the Partnership Group to restore any tank included in the 2015 Line 88 and Carson Tankage Contribution Agreement listed on Schedule VII to API 653 or API 510 specifications that are identified through the Partnership Group’s non-invasive or external inspections.

4.During the term (including any extension thereof) of the Carson II Storage Services Agreement, dated as of November 12, 2015, by and among TRMC, the General Partner, the Partnership and the Operating Company (the “Carson II Storage Agreement”), TRMC shall reimburse the Partnership Group for any costs and expenses incurred by the Partnership Group to restore any tank included in the 2015 Line 88 and Carson Tankage Contribution Agreement listed on Schedule VII to API 653 or API 510 specifications, as determined by the results of the first scheduled internal inspection of any such tank after the date hereof (the “First Internal Inspection”). TRMC shall be deemed to be the generator of all hazardous waste and other waste removed from any such tanks in connection with such cleaning and restoration and shall be responsible for all obligations arising as the generator of such hazardous waste and other waste.

Page 10/11 of Schedule VI to First Amended and Restated Schedules to
Third Amended and Restated Omnibus Agreement

a) TRMC and the Operating Company shall mutually agree on the inspection schedule and the duration of such inspections so as to minimize disruption within the Wilmington and Carson refinery systems, with TRMC having the right to approve the final inspection schedule.

b) If TRMC fails to renew the Carson II Storage Services Agreement, prior to November 12, 2022, in accordance with the terms thereof, the
Partnership Group may elect to accelerate API 653 or API 510 inspections prior to the expiration of the Carson II Storage Agreement.

5.Notwithstanding Sections 3 and 4 above, the parties agree that the following tanks included in the 2015 Line 88 and Carson Tankage Contribution Agreement listed on Schedule VII have been inspected, cleaned, and repaired to ensure compliance with API 653 or API 510 standards within the 24 months prior to the date hereof, and are excluded from the reimbursement requirements listed above unless such actions fail to meet such compliance standards due to the negligence of TRMC:

Tank Number	Year of Last Inspection
53	2013
87	2013
41	2013
4	2013
88	2013
5	2013
24	2013
325	2013
326	2013
45	2014
65	2014
89	2014
276	2014
289	2014
303	2014
340	2014
50	2014
302	2014
138	2014
139	2014
289	2015
65	2015
969	2015
40	2015
956	2015
955	2015
194	2015
Page 11/11 of Schedule VI to First Amended and Restated Schedules to
Third Amended and Restated Omnibus Agreement

Schedule VII
Contribution Agreements and Applicable Terms
Initial Contribution Agreement

Contribution Agreement	Closing Date	First Deadline Date	Second Deadline Date	Tesoro Indemnifying Parties	Tesoro Indemnified Parties	Third Deadline Date	Omnibus Section 5.1(b) Applies
Contribution, Conveyance and Assumption Agreement, dated as April 26, 2011, among the Partnership, the General Partner, the Operating Company, Tesoro, Tesoro Alaska, TRMC and Tesoro High Plains Pipeline Company LLC
	April 26, 2011	April 26, 2013	April 26, 2016	TRMC and Tesoro Alaska	TRMC	April 26, 2021	Yes

Page 1/8 of Schedule VII to First Amended and Restated Schedules to
Third Amended and Restated Omnibus Agreement

Amorco Contribution Agreement

Contribution Agreement	Closing Date	First Deadline Date	Second Deadline Date	Tesoro Indemnifying Parties	Tesoro Indemnified Parties	Third Deadline Date	Omnibus Section 5.1(b) Applies
Contribution, Conveyance and Assumption Agreement dated as of April 1, 2012, among the Partnership, the General Partner, the Operating Company, Tesoro and TRMC	April 1, 2012	April 1, 2014	April 1, 2017	TRMC	TRMC	April 1, 2022	Yes

Page 2/8 of Schedule VII to First Amended and Restated Schedules to
Third Amended and Restated Omnibus Agreement

Long Beach Contribution Agreement

Contribution Agreement	Closing Date	First Deadline Date	Second Deadline Date	Tesoro Indemnifying Parties	Tesoro Indemnified Parties	Third Deadline Date	Omnibus Section 5.1(b) Applies
Contribution, Conveyance and Assumption Agreement executed as of September 14, 2012, among the Partnership, the General Partner, the Operating Company, Tesoro and TRMC	Execution Date is September 14, 2012, and various Effective Times are upon receipt of the Long Beach Approval, the CDFG Approval and the Other Approvals as set forth in the agreement, as applicable	September 14, 2014	September 14, 2017	TRMC	TRMC	September 14, 2022	Yes

Page 3/8 of Schedule VII to First Amended and Restated Schedules to
Third Amended and Restated Omnibus Agreement

Anacortes Rail Facility Contribution Agreement

Contribution Agreement	Closing Date	First Deadline Date	Second Deadline Date	Tesoro Indemnifying Parties	Tesoro Indemnified Parties	Third Deadline Date	Omnibus Section 5.1(b) Applies
Contribution, Conveyance and Assumption Agreement executed as of November 15, 2012, among the Partnership, the General Partner, the Operating Company, Tesoro and TRMC	November 15, 2012	November 15, 2014	November 15, 2017	TRMC	TRMC	November 15, 2022	No

Page 4/8 of Schedule VII to First Amended and Restated Schedules to
Third Amended and Restated Omnibus Agreement

BP Carson Tranche 1 Contribution Agreement

Contribution Agreement	Closing Date	First Deadline Date	Second Deadline Date	Tesoro Indemnifying Parties	Tesoro Indemnified Parties	Third Deadline Date	Omnibus Section 5.1(b) Applies
Contribution, Conveyance and Assumption Agreement executed as of May 17, 2013, among the Partnership, the General Partner, the Operating Company, Tesoro and TRMC	June 1, 2013	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	No

Page 5/8 of Schedule VII to First Amended and Restated Schedules to
Third Amended and Restated Omnibus Agreement

BP Carson Tranche 2 Contribution Agreement

Contribution Agreement	Closing Date	First Deadline Date	Second Deadline Date	Tesoro Indemnifying Parties	Tesoro Indemnified Parties	Third Deadline Date	Omnibus Section 5.1(b) Applies
Contribution, Conveyance and Assumption Agreement executed as of November 18, 2013, among the Partnership, the General Partner, the Operating Company, Tesoro, TRMC and Carson Cogeneration Company	December 6, 2013	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	No

Page 6/8 of Schedule VII to First Amended and Restated Schedules to
Third Amended and Restated Omnibus Agreement

West Coast Assets Contribution Agreement

Contribution Agreement	Closing Date	First Deadline Date	Second Deadline Date	Tesoro Indemnifying Parties	Tesoro Indemnified Parties	Third Deadline Date	Omnibus Section 5.1(b) Applies
Contribution, Conveyance and Assumption Agreement executed as of June 23, 2014, among the Partnership, the General Partner, the Operating Company, Tesoro Logistics Pipelines LLC, Tesoro, TRMC and Tesoro Alaska
	First Closing Date: July 1, 2014 Second Closing Date has the meaning set forth in this Contribution Agreement	The second (2nd) anniversary of the First Closing Date or the Second Closing Date, as applicable	With respect to Section 3.1(a): Not applicable With respect to Section 3.2: The fifth (5th) anniversary of the First Closing Date or the Second Closing Date, as applicable	Tesoro, TRMC, Tesoro Alaska	Tesoro, TRMC, Tesoro Alaska	The tenth (10th) anniversary of the First Closing Date or the Second Closing Date, as applicable.	Yes

Page 7/8 of Schedule VII to First Amended and Restated Schedules to
Third Amended and Restated Omnibus Agreement

2015 Line 88 and Carson Tankage Contribution Agreement

Contribution Agreement	Closing Date	First Deadline Date	Second Deadline Date	Tesoro Indemnifying Parties	Tesoro Indemnified Parties	Third Deadline Date	Omnibus Section 5.1(b) Applies
Contribution, Conveyance and Assumption Agreement effective as of November 12, 2015, among the Partnership, the General Partner, the Operating Company, Tesoro SoCal Pipeline Company LLC, Tesoro, TRMC and Carson Cogeneration Company
	November 12, 2015	November 12, 2017	November 12, 2020	Tesoro, TRMC, Carson Cogen	Tesoro, TRMC, Carson Cogen	November 12, 2025	Yes

Page 8/8 of Schedule VII to First Amended and Restated Schedules to
Third Amended and Restated Omnibus Agreement

Schedule VIII
Administrative Fee and Indemnification Deductibles

Monthly Administrative Fee
$775,000.00
Annual Environmental Deductible
$600,000

Annual ROW Deductible
$600,000

Page 1/1 of Schedule VIII to First Amended and Restated Schedules to
Third Amended and Restated Omnibus Agreement

Schedule IX
Special Indemnification Provisions
For Initial Contribution Agreement listed on Schedule VII:

None.

For Amorco Contribution Agreement listed on Schedule VII:

Addition to Right of Way Indemnification. As of the Closing Date for the Amorco Contribution Agreement, TRMC shall own the leasehold rights in the “Wharf Lease” issued by the California State Lands Commission and the easements, rights of way and permits for the “SHPL,” all as defined in the Amorco Contribution Agreement, and the Partnership Group shall provide operational, maintenance and management services with respect to such Assets pursuant to the MTUTA. Title to Wharf Lease rights and the SHPL are scheduled to be contributed to the Partnership Group at a later date, as set forth in the Amorco Contribution Agreement. The Right of Way Indemnification set forth in Section 3.2 herein applies to the extent that a Loss arises with respect to a Partnership Group Member’s interests under the MTUTA before title to such Assets is contributed to the Partnership Group Member or with respect to a Partnership Group Member’s failure to become the owner of such valid and indefeasible easement rights or fee ownership or leasehold interests in such Assets after they are finally contributed to the Partnership Group as contemplated in the Amorco Contribution Agreement. The Closing Date provided for in this Agreement shall be as set forth above, without regard to when title to these Assets is finally contributed to a Partnership Group Member.
For Long Beach Contribution Agreement listed on Schedule VII:

Addition to Right of Way Indemnification. As of the Closing Date for the Long Beach Contribution Agreement, TRMC shall own the leasehold rights in the “Terminal Lease” issued by the Port of Long Beach and the easements, rights of way and permits for the “Terminal Pipelines,” all as defined in the Long Beach Contribution Agreement, and the Partnership Group shall provide operational, maintenance and management services with respect to such Assets pursuant to the Long Beach Operating Agreement, as defined in the Long Beach Contribution Agreement. Title to Terminal Lease rights and the Terminal Pipelines are scheduled to be contributed to the Partnership Group at a later date, as set forth in the Long Beach Contribution Agreement. The Right of Way Indemnification set forth in Section 3.2 herein applies to the extent that a Loss arises with respect to a Partnership Group Member’s interests under the BAUTA before title to such Assets is contributed to the Partnership Group Member or with respect to a Partnership Group Member’s failure to become the owner of such valid and indefeasible easement rights or fee ownership or leasehold interests in such Assets after they are finally contributed to the Partnership Group as contemplated in the Long Beach Contribution Agreement. The Closing Date provided for in this Agreement shall be as set forth above, without regard to when title to these Assets is finally contributed to a Partnership Group Member.

Page 1/4 of Schedule IX to First Amended and Restated Schedules to
Third Amended and Restated Omnibus Agreement

For Anacortes Rail Facility Contribution Agreement listed on Schedule VII:

Other. Notwithstanding any other provisions of (i) the Third Amended and Restated Omnibus Agreement, (ii) the Anacortes Track Use and Throughput Agreement among the General Partner, the Partnership, the Operating Company and TRMC, (iii) the Anacortes Mutual Track Use Agreement among the General Partner, the Partnership, the Operating Company and TRMC, and (iv) the Ground Lease between TRMC and the Operating Company, all dated as of November 15, 2012, the parties hereto agree that the indemnification provisions of any of those agreements shall control over any of the other agreements to the extent the subject matter of the indemnification is specifically referenced or provided for in that agreement.  For the avoidance of doubt, the indemnification provisions of the Third Amended and Restated Omnibus Agreement shall be subordinate to the respective indemnification provisions of each of the other agreements referenced above.

For BP Carson Tranche 1 Contribution Agreement listed on Schedule VII:

Other. Notwithstanding any other provisions of (i) the Third Amended and Restated Omnibus Agreement, (ii) the BP Carson Tranche 1 Contribution Agreement listed on Schedule VII, (iii) the Master Terminalling Services Agreement - Southern California among TRMC, the General Partner, the Partnership and the Operating Company dated as of June 1, 2013, as amended, and (iv) the Carson Storage Services Agreement among TRMC, the General Partner, the Partnership and the Operating Company dated as of June 1, 2013, the parties hereto agree that the indemnification provisions of any of those agreements shall control over any of the other agreements to the extent the subject matter of the indemnification is specifically referenced or provided for in that agreement.  In the event of a conflict of provisions of any of the above-referenced agreements and the Carson Assets Indemnity Agreement, the provisions of the Carson Assets Indemnity Agreement shall prevail with respect to issues related to the contribution of the assets described therein, but not with respect to the ordinary operations of such assets as set forth in the above-referenced agreements. Notwithstanding anything to the contrary in the Third Amended and Restated Omnibus Agreement, the indemnification provisions of Sections 3.2 and 3.5 thereof shall not apply to the Assets as defined in the BP Carson Tranche 1 Contribution Agreement listed on Schedule VII.

Page 2/4 of Schedule IX to First Amended and Restated Schedules to
Third Amended and Restated Omnibus Agreement

For BP Carson Tranche 2 Contribution Agreement listed on Schedule VII:

Other. Notwithstanding any other provisions of (i) the Third Amended and Restated Omnibus Agreement, (ii) the BP Carson Tranche 2 Contribution Agreement listed on Schedule VII, (iii) the Amended and Restated Master Terminalling Services Agreement - Southern California among TRMC, the General Partner, the Partnership and the Operating Company dated as of December 6, 2013, (iv) the Long Beach Storage Services Agreement among TRMC, the General Partner, the Partnership and the Operating Company dated as of December 6, 2013, (v) the Berth 121 Operating Agreement between the Operating Company and Carson Cogeneration Company, dated as of December 6, 2013, (vi) the Terminals 2 and 3 Operating Agreement among the Partnership, the General Partner, the Operating Company and TRMC, dated as of December 6, 2013, (vii) the Amended and Restated Long Beach Berth Access Use and Throughput Agreement among the Partnership, the General Partner, the Operating Company and TRMC, dated as of December 6, 2013, (viii) the Long Beach Berth Throughput Agreement among the Partnership, the General Partner, the Operating Company, TRMC and Carson Cogeneration Company, dated as of December 6, 2013, (ix) the SoCal Transportation Services Agreement between TRMC and Tesoro SoCal Pipeline Company LLC, dated as of December 6, 2013, (x) the Long Beach Pipeline Throughput Agreement among the Partnership, the General Partner, the Operating Company and TRMC, dated as of December 6, 2013, (xi) the Carson Coke Handling Services Agreement among the Partnership, the General Partner, the Operating Company and TRMC, dated as of December 6, 2013, (xii) the Coke Barn Lease Agreement between the Operating Company and TRMC, dated as of December 6, 2013 and (xiii) the Terminals 2 and 3 Ground Lease between the Operating Company and TRMC, dated as of December 6, 2013, the parties hereto agree that the indemnification provisions of any of those agreements shall control over any of the other agreements to the extent the subject matter of the indemnification is specifically referenced or provided for in that agreement.  In the event of a conflict of provisions of any of the above-referenced agreements and the Carson Assets Indemnity Agreement, the provisions of the Carson Assets Indemnity Agreement shall prevail with respect to issues related to the contribution of the assets described therein, but not with respect to the ordinary operations of such assets as set forth in the above-referenced agreements.

Page 3/4 of Schedule IX to First Amended and Restated Schedules to
Third Amended and Restated Omnibus Agreement

For West Coast Assets Contribution Agreement listed on Schedule VII:

Other. Notwithstanding any other provisions of (i) the Third Amended and Restated Omnibus Agreement, (ii) the Terminalling Services Agreement - Nikiski, among the General Partner, the Partnership, the Operating Company and Tesoro Alaska, (iii) the Terminalling Services Agreement - Anacortes, among the General Partner, the Partnership, the Operating Company and TRMC, (iv) the Terminalling Services Agreement - Martinez, among the General Partner, the Partnership, the Operating Company and TRMC, and (v) the Storage Services Agreement - Anacortes, the Terminalling Services Agreement - Anacortes, among the General Partner, the Partnership, the Operating Company and TRMC, the parties hereto agree that the indemnification provisions of any of those agreements shall control over any of the other agreements to the extent the subject matter of the indemnification is specifically referenced or provided for in that agreement. In the event of a conflict of provisions of any of the above-referenced agreements and the Third Amended and Restated Omnibus Agreement, the provisions of the Third Amended and Restated Omnibus Agreement shall prevail with respect to issues related to the contribution of the assets described therein, but not with respect to the ordinary operations of such assets as set forth in the above-referenced agreements.

For 2015 Line 88 and Carson Tankage Contribution Agreement listed on Schedule VII:

Other. Notwithstanding any other provisions of (i) the Third Amended and Restated Omnibus Agreement, (ii) the Carson II Storage Agreement, and (iii) Amendment No. 1 to the (SoCal) Transportation Services Agreement dated November 12, 2015, between TRMC and Tesoro SoCal Pipeline Company LLC, the parties hereto agree that the indemnification provisions of any of those agreements shall control over any of the other agreements to the extent the subject matter of the indemnification is specifically referenced or provided for in that agreement. In the event of a conflict of provisions of any of the above-referenced agreements and the Third Amended and Restated Omnibus Agreement, the provisions of the Third Amended and Restated Omnibus Agreement shall prevail with respect to issues related to the contribution of the assets described therein, but not with respect to the ordinary operations of such assets as set forth in the above-referenced agreements.

Page 4/4 of Schedule IX to First Amended and Restated Schedules to
Third Amended and Restated Omnibus Agreement